                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 22, 2005

                              --------------------

                        COMMUNITY SHORES BANK CORPORATION
             (Exact name of registrant as specified in its charter)


          MICHIGAN                     000-51166                38-3423227
(State or other jurisdiction       (Commission File            (IRS Employer
      of incorporation)                 Number)           Identification Number)



1030 W. NORTON AVENUE, MUSKEGON, MICHIGAN                               49441
 (Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code                  231-780-1800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 8.01. OTHER EVENTS

      As of February 22, 2005, Community Shores Bank Corporation's common stock began trading on the NASDAQ Small Cap Market under the symbol "CSHB". A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

Exhibit Number                      Description
--------------                      -----------
99.1                          Press release of Community Shores Bank
                              Corporation reporting the commencement of
                              trading on NASDAQ Small Cap Market.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              COMMUNITY SHORES BANK CORPORATION


                              By: /s/ Tracey A. Welsh
                                 ---------------------
                                      Tracey A. Welsh
                              Senior Vice President, Treasurer and
                              Chief Financial Officer

Date:  February 23, 2005
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                                  EXHIBIT INDEX

      Exhibit Number                      Description
      --------------                      -----------
           99.1                           Press release of Community Shores
                                          Bank Corporation reporting the
                                          commencement of trading on NASDAQ
                                          Small Cap Market.